Consolidated Statement of Changes in Shareholders’ Deficit (Parentheticals) - USD ($)	5 Months Ended	10 Months Ended
	Dec. 31, 2020	Dec. 31, 2021
Share-based compensation expense		99,000
Transfer of Common Shares		571,000
Net of share issuance cost (in Dollars)		$ 279,364
Repurchase of Common shares		57,756
Helix Acquisition Corp.
Net of underwriting discounts and offering costs	11,500,000
Sale of Private Placement Shares	430,000